UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 1, 2006
BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

4300 Wildwood Parkway, Atlanta, Georgia		30339

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (770) 953-7000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following conditions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On February 1, 2006, the Compensation Committee (the “Committee”) of the BlueLinx Holdings Inc. (the “Company”) Board of Directors, approved the following cash bonus awards for the Company’s named executive officers for fiscal 2005:

George R. Judd	$240,027
David J. Morris	$99,170
Barbara V. Tinsley	$82,284
Steven C. Hardin	$95,408
Mr. Hardin, the Company’s former executive vice-president of the West, is no longer employed by the Company as of January 17, 2006.
     The Committee also approved the Company’s short-term cash incentive plan (the “Short-Term Incentive Plan”) and established the financial and strategic criteria used in establishing bonus and awards grants for fiscal 2006 under the Short-Term Incentive Plan. These criteria are applicable to all participants under the Short-Term Incentive Plan, including the Company’s chief executive officer and the Company’s other named executive officers.
     Under the Company’s Short-Term Incentive Plan, an annual bonus pool is established and funded based solely on performance as measured against established business and/or financial goals at different levels of the Company’s operating structure. In general, the bonus pool is allocated to each participant based on the participant’s “target bonus percentage” (a percentage of such participant’s current compensation) and the extent to which the Company and/or such participant’s operating group(s) meets the established business and/or financial goals. Each of the named executive officers is a participant in the Short-Term Incentive Plan, and each of their bonuses are subject to adjustment by the Committee, in its discretion, based on the officer’s individual performance and contribution to the Company.
     At its February 1, 2006 meeting, the Committee established the following target bonus percentages for fiscal 2006 for each of the named executive officers.

George R. Judd	65% of base salary
David J. Morris	55% of base salary
Barbara V. Tinsley	40% of base salary
The target bonus for Stephen E. Macadam, the Company’s chief executive officer, was previously set at 75% of his annual base salary in his employment agreement with the Company dated October 20, 2005. The full Board previously approved his target bonus percentage as part of the employment agreement
     The Committee established (i) corporate earnings before interest, tax, depreciation and amortization; (ii) corporate return on net assets; (iii) branch or region earnings before interest and taxes and (iv) branch or region return on working capital as the financial performance metrics for the Short Term Incentive Plan in fiscal 2006.
     The foregoing summary of the Company’s Short Term Incentive Plan is qualified in its entirety by reference to the full text of the Short Term Incentive Plan, the form of which is attached hereto as Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit	Description

10.1	Form of BlueLinx Holdings Inc. Short Term Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.
By:	/s/ Barbara V. Tinsley
Barbara V. Tinsley
General Counsel & Secretary

Dated: February 7, 2006

EXHIBIT INDEX

Exhibit	Description

10.1	Form of BlueLinx Holdings Inc. Short Term Incentive Plan